UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 8, 2008

______________________________

ALDABRA 2 ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Terrapin Partners LLC
540 Madison Avenue, 17th Floor
New York, New York  10022
(Address of principal executive offices)

212-710-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 8, 2008, Aldabra 2 Acquisition Corp. (the “Company”), pursuant to authorization received from its board of directors, informed the American Stock Exchange (AMEX) that the Company intends to transfer the listing of its common stock and its common stock purchase warrants to the New York Stock Exchange (NYSE).  Subject to the completion of the proper securities filings, the Company’s common stock and its common stock purchase warrants are expected to commence trading on the NYSE under the symbols “BZ” and “BZ.WS” following the Company’s acquisition of Boise Cascade, LLC’s packaging and paper manufacturing business (“Boise”), which is anticipated to occur during the last week of February 2008.  Until the transfer, the Company’s common stock, common stock purchase warrants, and units will continue to trade on the American Stock Exchange under the symbols “AII,” “AII.WS” and “AII.U.”

A copy of the Company’s press release regarding the transfer of its listing is attached hereto as Exhibit 99.1 and incorporated into this Item 3.01 by reference.

FORWARD-LOOKING STATEMENTS

This report includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Words such as "expect," "estimate," "prospects," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release.  Such risk factors include, among others: costs associated with running Boise as a stand-alone business after the planned acquisition; uncertainties as to the closing of the acquisition and the ability to obtain financing; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; the competitive environment in the paper industry of and competitive responses to the proposed acquisition; and other factors listed from time to time in the SEC filings of both Aldabra and Boise Cascade Holdings, L.L.C., including, without limitation, both companies’ quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

99.1	Press Release of Aldabra 2 Acquisition Corp., dated February 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ALDABRA 2 ACQUISITION CORP.

                By: /s/ Jason Weiss
                    Name:  Jason Weiss
                    Title:    Chief Executive Officer

Date:  February 8, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Aldabra 2 Acquisition Corp., dated February 8, 2008